catalyst

PHARMACEUTICAL PARTNERS

BIO CEO Investor Conference
February 11, 2013

Patrick McEnany, CEO
Steven Miller, PhD, COO/CSO

Exhibit 99.1

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
This presentation contains forward-looking statements that are subject to a number of risks and uncertainties, many of which are outside our control. All statements regarding our strategy, future operations, financial position, estimated revenues or losses, projected costs, prospects, plans and objectives, other than statements of historical fact included in our filings with the U.S. Securities and Exchange Commission (the
“SEC”), are forward-looking statements.  When used in this presentation or in answers given to questions asked today, the words “may,” “will,” “could,” “would,” “expect,” “intend,” “plan,” “anticipate,” “believe,”
“estimate,” “project,” “potential,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  You should not place undue reliance on forward-looking statements.  While we believe that we have a reasonable basis for each forward-looking statement that we make, we caution you that these statements are based on a combination of facts and factors currently known by us and projections of future events or conditions, about which we cannot be certain. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect our business, and particularly those mentioned in the “Risk Factors” section of our
Annual Report on Form 10-K filed with the SEC reporting our financial position and results of operations as of and for the year ended December 31, 2011, in the Registration Statement on Form S-1 that we filed with the
SEC on April 6, 2012, as well as subsequent reports filed with the SEC during 2012. In addition, market and industry statistics contained in this presentation are based on information available to us that we believe is accurate.  This information is generally based on publications that are not produced for purposes of securities offerings or economic analysis.  All forward-looking statements speak only as of the date of this presentation.
Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the factors that could cause actual results to differ materially, even if new information becomes available in the future.
Safe Harbor

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
Catalyst Pharmaceutical Partners is focused on the development and commercialization of prescription drugs targeting rare (orphan) neurological diseases and disorders, including Lambert-Eaton Myasthenic Syndrome (LEMS), infantile spasms, and Tourette’s disorder
Headquarters: Coral Gables, FL
NASDAQ Capital Market: CPRX
Shares outstanding: 41,420,687
Share price (2/7/13): $0.54
Market capitalization: $22.4M
Cash and investments: $17M*
Lead institutional investors: Federated, Millenium, Sophrosyne
Strategic investment: BioMarin (16% and joint development
agreement)
*As of 9/30/12, pro-forma for BioMarin $5MM investment
Catalyst Overview

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
CPP-109 for Cocaine Addiction
– Pivotal Phase II(b) trial showed
no statistical difference for
primary and secondary end points
– Disappointing for all Catalyst
stakeholders
– Full data set available Q2 – 2013
– Meet with NIDA to discuss
complete findings
– Expect to present data at conference later this year
– Trials for cocaine addicts - difficult patient population
Catalyst will not continue
development of addiction drugs
A Glance In The Rear View Mirror

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
Announced strategic alliance with BioMarin (in October) for
the development of Firdapse
TM
North American license for Firdapse
TM
to treat
neuromuscular diseases including LEMS
Strategic fit with our other orphan drug programs
– CPP-115 for Infantile Spasms and Tourette’s disorder
BioMarin invested $5 million for a 16.6% equity stake
Joint development agreement for several remaining
studies- sharing costs 50/50
Several milestones to be paid later and a mid-teen royalty
payment
Firdapse
TM
/BioMarin Alliance

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
Phase I Preclinical Phase II Phase III
Note: *Investigator sponsored study, CPP-109 is a model for CPP-115 to treat this disorder
Firdapse
TM
: Lambert-Eaton Myasthenic Syndrome (LEMS)
CPP-115: Complex Partial Seizures
CPP-109: Tourette’s Disorder*
CPP-115: Infantile Spasms
Potassium
Channel
Blocker
GABA-AT
Inhibitors
CPP-115: Dyskinesia
in Parkinson’s
CPP-115: MS
Product Pipeline

Firdapse TM Potassium Channel Blocker Amifampridine Phosphate (3,4-Diaminopyridine)

FIRDAPSE
10 mg
tablets/Tabletten
amifampridine/Amifampridin

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
Lambert-Eaton Myasthenic Syndrome (LEMS) is a rare autoimmune disease caused by auto-antibodies that inhibit acetylcholine release from nerve terminals
– Chronic, often severly disabling and progressive
– Usually managed by neurologists
– ~3,000 patients in the U.S. (10 per 1M prevalence)
Continuing pivotal Phase III trial designed and initiated by BioMarin with FDA input
Orphan drug designation in the U.S.
BioMarin launched Firdapse
TM
in Europe (2Q10) for the
treatment of LEMS
– EFNS recommends Firdapse
TM
as the first-line
symptomatic treatment for LEMS
– European annual cost of therapy ~$60,000 USD
Independent market research indicates
annual peak U.S. sales of ~$100 million
Opportunities for label expansion
Pending composition of matter patent
Firdapse
TM
Opportunity Summary

An action potential arrives and initiates synaptic transmission.
Axon
Myelin
After synaptic transmission, acetylcholine and vesicles are recycled.
Axon terminal
Plasma membrane
Na+
Ca2+
Acetyl CoA + choline
Presynaptic cell
Action potential
Acetylcholine receptors
Acetylcholin-esterase
Postsynaptic cell
© 1998 Sinauer Associates, Inc.

+40
0
-70
Membrane potential (mV)
3 Na+ channels become refractory, no more Na+ enters cell
4 K+ continues to leave cell, causes membrane potential to return to resting level
2 K+ channels open, K+ begins to leave cell
1 Na+ channels open, Na+ begins to enter cell
5 K+ channels close, Na+ channels reset
6 Extra K+ outside diffuses away
Threshold of excitation

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
Insufficient ACh release due to
antibodies to the pre-synaptic P/Q type
voltage gated calcium channel
LEMS Disease:
– Proximal muscle weakness
– Straight forward differential diagnosis
– Can be disabling
– Often worsens after diagnosis
– In some cases, may be life threatening
– ~50% of cases associated with SCLC, which has a
12-24 month life expectancy
Firdapse
TM
Treatment:
– Potassium channel blocker
– Delays neuron repolarization
– Voltage gated calcium channels remain open
longer
– Increased calcium influx causes more
acetylcholine to be released to the innervated
muscle cells
– Restoration of lost muscle strength
LEMS and Firdapse
TM
Treatment

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
Unserved U.S. population due to no FDA approved therapy
– Off-label therapies include pyridostigmine and
immunosuppressants
– IVIg and plasmapheresis are also part of the standard of care
Amifampridine is currently available to patients via
investigator sponsored INDs and expanded access INDs
– Difficult for patients to obtain drug
• Even with legally allowed options, many physicians are
unwilling or unable to utilize them
– Unclear if/how safety reporting is being done
– Inadequate control of product manufacturing
• Uniformity of potency
• Stability
U.S. LEMS Product Need

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
Study N Dose, duration Efficacy Outcomes
McEvoy, 1989 12 Up to 100 mg/day
3 day crossover
Significant on CMAP, disability score,
arm/leg strength
Sanders, 1993 18 Up to 100 mg/day
8 day crossover
Significant on QMG
Sanders, 2000 26 60 mg/day
6 day parallel arm
Significant on QMG, CMAP
Wirtz, 2009 9 Single IV dose, 10
mg
Significant on isometric force, CMAP
Oh, 2009 8 75 – 80 mg/day
3-8 day crossover
Significant on symptom severity,
QMG, muscle strength and CMAP
Amifampridine Proven Efficacy and Safety in LEMS
Significant database of exposure in the literature
– 1174 patient exposures for all uses
– 169 in LEMS patients

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
Trial design
– FDA concurred with design in June, 2010 meeting with BioMarin
– Ethical design accepted by KOLs and FDA
FDA requires one randomized, placebo-controlled, treatment
discontinuation trial in LEMS patients
– Compares amifampridine efficacy to placebo at the end of a 14-day discontinuation period
– Primary endpoint: Muscle strength (Quantitative Myasthenia Gravis score
[QMG])
– Secondary endpoint: Walking speed (Timed 25-foot walking test)
– Tertiary endpoint: Compound Muscle Action Potential (CMAP)
Approximately 1/3 enrolled
7 active sites (4 U.S./3 Europe) with up to 20 to be added to accelerate the study
Data Monitoring Committee (DMC) review Q1 2013
Expect to complete double blind stage of trial around end of Q1 2014
Firdapse
TM
U.S. Phase III Clinical Trial

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
Randomization
N=30, 1:1
Dose Taper
Last Patient
~March 2014
Firdapse
TM
U.S. Phase III Clinical Trial
Firdapse™
Firdapse™
Firdapse™
Placebo
Screening Open Label Run-In Double-Blind Treatment Phase Open-Label Safety
Extension
Days 1-4 Days 7-91 Day 1-7 Day 8-14 Up to 2 years
Efficacy/Baseline
Assessments
Screening
Efficacy/Eligibility
Assessments and Dose
Adjustments
Efficacy
Assessments
on Day 1
Efficacy Assessments
on Days 8 and 14
Safety Assessments
and Dose
Adjustments
1  : Quantitative Myasthenia Gravis (QMG)
2  : Timed 25 Foot Walk
3  : Compound Muscle Action Potential
Not required for NDA
filing and approval

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
Congenital Myasthenic Syndrome (CMS)
– Prevalence of ~1,500 patients in the U.S.
• Eligible for orphan drug designation
• Prevalence may be under reported due to complexities of diagnosis
– No approved therapy
– Differential diagnosis complex
– Confirmation of diagnosis from genetic screening for one or more of the 14 known genetic defects
Myasthenia Gravis (MG)
– Prevalence of ~60,000 patients in the U.S.
• Potential to treat a few thousand refractory patients with Firdapse
TM
– First-line therapy is Mestinon (pyridostigmine), an ACh inhibitor approved before 1982 that is not promoted
Firdapse
TM
Expansion Opportunities

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
Phase III Clinical Trial Phase III Safety Extension
Clinical Safety Studies
Pre-Clinical Studies
Prepare NDA
FDA Review
File NDA
Estimated FDA
Approval
Commercial
Launch
Phase III Top-Line
Results
Firdapse
TM
Regulatory Pathway
2013 2014 2015 2016
H1 H2 H1 H2 H1 H2 H1 H2

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
First FDA approved drug for LEMS
Patient tracking and LEMS support groups to identify
patients
Market access through private and public payors
– Market access research indicates drug will be widely
reimbursed
Specialty sales force
– Initial sales force estimate of 20 sales representatives
Orphan drug pricing
Patient-assistance program
Registry support patients
Product education through KOLs
Expansion to new indications
Firdapse
TM
Commercialization Strategy

Beyond Firdapse TM : CPP-115 Next Generation GABA-AT Inhibitor

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
Invented by Richard Silverman, Ph.D.
– Inventor of Lyrica® (pregabalin); ~$4B in annual
sales for Pfizer
– Rationally designed drug with enhanced potency,
specificity, and safety
Exclusive worldwide license to commercialize
new GABA-AT inhibitors
Includes composition of matter patents to a new
class of inhibitors
– Protection through 2028 with patent extensions
allowed under Patent Term Restoration Act
Filed PCT application seeking to protect CPP-
115 in ex-U.S. markets
CPP-115 Innovation

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
CPP-115 Targeted Indications
Proven
Indications
IS
CPS
Potential New
Indications
Tourette’s
PTSD
Movement
Disorders
Infantile spasms and complex
partial seizures are proven
indications for inhibition of
GABA-AT.  CPP-115 could be a
safer  and more effective
alternative.
HypoGABAergic signaling
pathways are known to play a
role in these conditions.

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
Risk of visual field deficits with vigabatrin use
– Black box warning on label and REMS program
– Occurs in 1/3 to 1/2 of patients
– Permanent loss of some peripheral vision
Comparative vision safety study in rats
1
For infantile spasms in Multiple Hit Model, and dose shown to inhibit GABA-AT in other studies
CPP-115, at 20 times its effective dose, is safer than vigabatrin at its effective dose
CPP-115, at its effective dose, will likely be even safer
– Potentially no Visual Field Defect (VFD) risk
CPP-115 Superior Visual Safety
Effective
Dose
(Rats)
Vision
Study
Dose
Vision
Safety
Margin
45 Day Retinal
Function Loss
(ERG)
90 Day Retinal
Function Loss
(ERG)
Vigabatrin 300 mg/kg 200 mg/kg ~1 ~30-60% ~45-60%
CPP-115 < 1 mg/kg
1
20 mg/kg > 20 ~5-30% ~10-35%

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
0
2,000
4,000
6,000
U.S. Europe
Incidence Prevalence
Infantile spasms, or West Syndrome, is a
catastrophic form of epilepsy for infants
Affects 10K – 20K infants worldwide, with
nearly one-half of them in the U.S. and
Europe
60-70% of patients have underlying
disorder
Leading therapies are Acthar
®
Gel and
Sabril
®
; generate ~$100M in U.S. sales
– In spite of significant side effects
CPP-115 has U.S. and EU orphan drug
designations
CPP-115 will be a new first-line therapy,
as well as for non-responders to existing
therapies
Opportunity valuation
– Lundbeck paid ~$300M for Sabril
®
rights
– Oppenheimer values Questcor’s Acthar
®
Gel infantile spasm franchise at ~$300M
Infantile Spasms Opportunity
Infantile Spasms Epidemiology (2010)
310M
Source: Epilepsia 2010; Population Reference Bureau 2010;
Company Reports; Catalyst Estimates
U.S. Infantile Spasms Sales (2011E)
Sales ($M)
739M Population:
0
10
20
30
40
50
60
$70
$80
Acthar Gel Sabril

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
“Multiple-Hit Model” for ACTH-refractory infantile spasms
(Albert Einstein College of Medicine)
– Widely Respected model of infantile spasms
– CPP-115 (0.1-1 mg/kg/day i.p.) suppressed spasms at
1/100th the dose of vigabatrin, with better tolerance than
vigabatrin
1
– CPP-115 more effective than vigabatrin
• Magnitude and duration of seizure reduction greater than
vigabatrin
• CPP-115 causes no sedation in contrast to vigabatrin which causes severe sedation at therapeutic doses
1
Briggs SW, Ono T, Moshé SL, Galanopoulou AS (2011): presented at the American Epilepsy Society Meeting
CPP-115 Infantile Spasms Screening
(December 2011)

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
Met with FDA Oct 2011 to discuss IS development plans
– Agreed on development strategy through phase II
– Relatively standard development pathway to enter phase II
• No unusual phase 1 or preclinical requirements, other than preclinical work in juvenile animals for IS indication
– Agreed on phase II design
• Escalating dose study, N=25-30 infants
Utilizing experts Jack Pellock, MD and Don Shields, MD as consultants
– Widely respected KOLs for infantile spasms
– Accompanied Catalyst to FDA meeting
Phase 1 studies (supports any indication)
– Phase 1 SAD study completed Q2 2012
– Phase 1 MAD study designed (includes MRI efficacy biomarker)
Phase 2 enabling toxicology studies are needed
Will seek additional development funding
– Potential partners
– NIH
CPP-115 Development Strategy

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
Indications for which no predictive animal models exist
– Tourette’s disorder
• 6-10 patient, open label, phase I/II study in progress
• Top-line results Q4 2013
– Post Traumatic Stress Disorder (PTSD)
– CPP-109 (vigabatrin) used as a research “surrogate” for CPP-115
• CPP-115 and CPP-109 have same mechanism of action
• Extended duration use in man for CPP-109 allowed with frequent vision testing
• Will use CPP-109 until CPP-115 is developed sufficiently to support use in phase 2 studies
Indications for which predictive animal models exist
– Dyskinesia in Parkinson’s Disease
– Multiple Sclerosis
CPP-115: Other Potential Indications

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
Acquired Firdapse
TM
, a phase III asset,
for development and commercialization
Completed $5,000,000 strategic
investment by BioMarin
Initiated Phase I/II study for Tourette’s
Disorder
Met with FDA to define development plan
for CPP-115 to treat infantile spasms
Granted orphan medicinal product
designation in EU for CPP-115 for
treatment of West Syndrome (infantile
spasms)
Reported CPP-115 Phase I(a) study
results
Filed U.S. provisional patent application
for GABA-AT inhibitor use in treatment of
Tourette Syndrome
Completed common stock public offering
Q1 2013
– Firdapse
TM
DMC meeting results
Q4 2013
– Complete enrollment of Firdapse
TM
phase III clinical trial
– Top-line results from Tourette’s
Disorder study
Q2 2014
– Top-line results from Firdapse
TM
phase III clinical trial
Q1 2015
– File Firdapse
TM
NDA
Catalyst Milestones
Recent Milestones Expected Milestones

Copyright © 2013 Catalyst Pharmaceutical Partners, Inc.
Contact Information
Catalyst Pharmaceutical Partners, Inc. Investor Relations
355 Alhambra Circle, Suite 1500 Rx Communications
Coral Gables, FL  33134 Melody Carey
(305) 529-2522 (917) 322-2568
mcarey@rxir.com
Patrick J. McEnany
Chairman and Chief Executive Officer
pmcenany@catalystpharma.com

catalyst

PHARMACEUTICAL PARTNERS

www.catalystpharma.com